Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2020			2019						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
Sales	$12,057	$10,872	$22,929	$10,816	$11,760	$22,575	$12,397	$11,868	$46,840	-8%	2%

Costs, Expenses and Other
Cost of sales	3,312	3,159	6,471	3,052	3,401	6,453	3,990	3,669	14,112	-7%	0%
Selling, general and administrative	2,555	2,378	4,933	2,425	2,712	5,138	2,589	2,888	10,615	-12%	-4%
Research and development	2,209	2,123	4,331	1,931	2,189	4,119	3,204	2,548	9,872	-3%	5%
Restructuring costs	72	83	155	153	59	212	232	194	638	41%	-27%
Other (income) expense, net	71	(390)	(318)	188	140	327	35	(223)	139	*	*
Income Before Taxes	3,838	3,519	7,357	3,067	3,259	6,326	2,347	2,792	11,464	8%	16%
Taxes on Income	619	509	1,128	205	615	820	440	428	1,687
Net Income	3,219	3,010	6,229	2,862	2,644	5,506	1,907	2,364	9,777	14%	13%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	-	8	8	(53)	(26)	(79)	6	7	(66)
Net Income Attributable to Merck & Co., Inc.	$3,219	$3,002	$6,221	$2,915	$2,670	$5,585	$1,901	$2,357	$9,843	12%	11%
Earnings per Common Share Assuming Dilution	$1.26	$1.18	$2.45	$1.12	$1.03	$2.15	$0.74	$0.92	$3.81	15%	14%

Average Shares Outstanding Assuming Dilution	2,547	2,536	2,542	2,603	2,588	2,596	2,572	2,559	2,580
Tax Rate	16.1%	14.5%	15.3%	6.7%	18.9%	13.0%	18.7%	15.3%	14.7%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2019

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items		Adjustment Subtotal	Non-GAAP
Cost of sales	$3,401	447		65				512	$2,889
Selling, general and administrative	2,712	61		32				93	2,619
Research and development	2,189	4		3				7	2,182
Restructuring costs	59			59				59	-
Other (income) expense, net	140	148				48		196	(56)
Income Before Taxes	3,259	(660)		(159)		(48)		(867)	4,126
Income Tax Provision (Benefit)	615	(109	)(3)	(25	)(3)	(11	)(3)	(145)	760
Net Income	2,644	(551)		(134)		(37)		(722)	3,366
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(26)	(36)						(36)	10
Net Income Attributable to Merck & Co., Inc.	2,670	(515)		(134)		(37)		(686)	3,356
Earnings per Common Share Assuming Dilution	$1.03	(0.20)		(0.05)		(0.02)		(0.27)	$1.30

Tax Rate	18.9%								18.4%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects $373 million of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $69 million of intangible asset impairment charges.  Amount included in selling, general and administrative expenses primarily reflects integration, transaction and certain other costs related to business acquisitions and divestitures, including costs related to the acquisition of Antelliq Corporation.  Amount included in other (income) expense, net primarily reflects goodwill impairment charges related to certain businesses in the Healthcare Services segment and expenses related to an increase in the estimated fair value of liabilities for contingent consideration related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2019

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items		Adjustment Subtotal	Non-GAAP
Cost of sales	$6,453	860		99				959	$5,494
Selling, general and administrative	5,138	60		32				92	5,046
Research and development	4,119	(27)		3				(24)	4,143
Restructuring costs	212			212				212	-
Other (income) expense, net	327	315				48		363	(36)
Income Before Taxes	6,326	(1,208)		(346)		(48)		(1,602)	7,928
Income Tax Provision (Benefit)	820	(207	)(3)	(56	)(3)	(304	)(4)	(567)	1,387
Net Income	5,506	(1,001)		(290)		256		(1,035)	6,541
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(79)	(89)						(89)	10
Net Income Attributable to Merck & Co., Inc.	5,585	(912)		(290)		256		(946)	6,531
Earnings per Common Share Assuming Dilution	$2.15	(0.36)		(0.11)		0.10		(0.37)	$2.52

Tax Rate	13.0%								17.5%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects $771 million of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $81 million of intangible asset impairment charges. Amount included in selling, general and administrative expenses primarily reflects integration, transaction and certain other costs related to business acquisitions and divestitures, including costs related to the acquisition of Antelliq Corporation. Amount included in research and development expenses primarily reflects a reduction in expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration. Amount included in other (income) expense, net, primarily reflects goodwill and intangible asset impairment charges related to certain businesses in the Healthcare Services segment and expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments. Also includes a $360 million net tax benefit related to the settlement of certain federal income tax matters and a $67 million tax charge related to the finalization of treasury regulations associated with the 2017 enactment of U.S. tax legislation.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2020

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	2Q 2020	2Q 2019	% Change	2Q 2020	2Q 2019	% Change	2Q 2020	2Q 2019	% Change
TOTAL SALES (1)	$10,872	$11,760	-8	$4,634	$5,193	-11	$6,238	$6,567	-5
PHARMACEUTICAL	9,679	10,460	-7	4,270	4,807	-11	5,409	5,653	-4
Oncology
Keytruda	3,388	2,634	29	2,043	1,498	36	1,345	1,136	18
Alliance Revenue - Lynparza (2)	178	111	61	105	66	60	73	45	61
Alliance Revenue - Lenvima (2)	151	97	57	98	54	83	53	43	23
Emend	33	121	-72	6	67	-91	27	54	-49
Vaccines (3)
Gardasil / Gardasil 9	656	886	-26	168	456	-63	488	430	13
ProQuad / M-M-R II / Varivax	378	675	-44	263	500	-47	115	174	-34
RotaTeq	168	172	-2	100	104	-3	68	68
Pneumovax 23	117	170	-31	21	123	-83	96	47	103
Vaqta	28	58	-52	17	38	-56	11	20	-45
Hospital Acute Care
Bridion	224	278	-19	107	129	-17	117	149	-21
Noxafil	73	193	-62	6	100	-94	67	93	-27
Primaxin	64	71	-10	1		81	63	70	-10
Prevymis	63	38	66	28	19	46	35	18	89
Cancidas	43	67	-36	(2)	3	-164	45	64	-30
Invanz	43	78	-45		18	-99	43	60	-29
Zerbaxa	32	27	19	17	13	30	15	14	10
Cubicin	32	67	-53	10	22	-53	21	45	-52
Immunology
Simponi	191	214	-11				191	214	-11
Remicade	73	98	-26				73	98	-26
Neuroscience
Belsomra	84	76	10	22	21	4	61	55	12
Virology
Isentress / Isentress HD	196	247	-21	76	94	-19	120	153	-21
Zepatier	39	108	-63	15	39	-62	24	68	-64
Cardiovascular
Zetia	137	156	-12	(1)	6	-123	138	150	-8
Vytorin	39	76	-49	2	3	-42	37	73	-50
Atozet	115	92	25				115	92	25
Alliance Revenue - Adempas (4)	79	51	54	73	49	50	6	2	141
Adempas (5)	57	53	8				57	53	8
Diabetes (6)
Januvia	854	908	-6	413	471	-12	441	437	1
Janumet	490	533	-8	143	166	-14	348	366	-5
Women's Health
Implanon / Nexplanon	132	183	-28	87	136	-36	44	48	-7
NuvaRing	63	240	-74	35	206	-83	28	34	-18
Diversified Brands
Singulair	100	160	-38	4	8	-45	96	153	-37
Cozaar / Hyzaar	98	109	-10	4	6	-29	94	103	-9
Arcoxia	65	75	-13				65	75	-13
Nasonex	49	72	-32	4	(1)	*	45	73	-38
Follistim AQ	44	63	-31	20	24	-18	24	39	-39
Other Pharmaceutical (7)	1,103	1,203	-8	385	369	4	720	837	-14

ANIMAL HEALTH	1,101	1,124	-2	342	335	2	759	789	-4
Livestock	648	671	-3	122	145	-15	526	526
Companion Animals	453	453		220	190	16	233	263	-11

Other Revenues (8)	92	176	-47	22	51	-57	70	125	-44

*    200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $1,418 million and $2,037 million on a global basis for second quarter 2020 and 2019, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $1,418 million and $1,480 million on a global basis for second quarter 2020 and 2019, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2020

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	June YTD 2020	June YTD 2019	% Change	June YTD 2020	June YTD 2019	% Change	June YTD 2020	June YTD 2019	% Change
TOTAL SALES (1)	$22,929	$22,575	2	$9,771	$9,748		$13,158	$12,828	3
PHARMACEUTICAL	20,334	20,123	1	8,984	9,022		11,350	11,101	2
Oncology
Keytruda	6,672	4,903	36	3,949	2,782	42	2,722	2,121	28
Alliance Revenue - Lynparza (2)	323	190	70	190	116	64	133	74	81
Alliance Revenue - Lenvima (2)	279	171	63	188	104	81	91	67	36
Emend	76	237	-68	11	130	-92	65	107	-39
Vaccines (3)
Gardasil / Gardasil 9	1,753	1,724	2	629	818	-23	1,124	906	24
ProQuad / M-M-R II / Varivax	813	1,171	-31	596	843	-29	217	328	-34
RotaTeq	391	383	2	241	258	-7	150	125	20
Pneumovax 23	373	355	5	203	248	-18	170	107	60
Vaqta	88	105	-17	47	67	-30	41	39	7
Hospital Acute Care
Bridion	524	533	-2	250	248	1	274	285	-4
Noxafil	168	383	-56	14	191	-93	154	192	-20
Prevymis	123	70	76	55	37	47	68	33	109
Primaxin	115	130	-11	1	1	81	114	129	-12
Invanz	108	150	-28	6	31	-81	102	118	-14
Cancidas	98	129	-23	1	4	-80	98	125	-22
Cubicin	78	155	-50	25	64	-61	53	91	-42
Zerbaxa	69	53	30	37	25	46	32	28	15
Immunology
Simponi	406	422	-4				406	422	-4
Remicade	160	221	-28				160	221	-28
Neuroscience
Belsomra	163	143	14	49	45	9	114	98	16
Virology
Isentress / Isentress HD	441	502	-12	151	202	-25	290	300	-3
Zepatier	94	221	-57	33	72	-55	62	149	-59
Cardiovascular
Zetia	282	296	-5	(4)	6	-161	285	290	-1
Vytorin	92	174	-47	5	6	-14	86	167	-48
Atozet	238	186	28				238	186	28
Alliance Revenue - Adempas (4)	133	94	41	122	89	37	11	5	132
Adempas (5)	113	100	12				113	100	12
Diabetes (6)
Januvia	1,628	1,732	-6	768	855	-10	860	877	-2
Janumet	993	1,063	-7	256	333	-23	737	730	1
Women's Health
Implanon / Nexplanon	326	382	-15	237	285	-17	90	98	-8
NuvaRing	126	459	-73	61	391	-84	65	68	-5
Diversified Brands
Singulair	255	352	-27	9	13	-31	246	338	-27
Cozaar / Hyzaar	200	213	-6	12	10	13	189	202	-7
Arcoxia	135	149	-9				135	149	-9
Nasonex	120	168	-29	10	(2)	*	110	170	-35
Follistim AQ	85	121	-29	40	53	-25	45	67	-33
Other Pharmaceutical (7)	2,293	2,283		792	697	14	1,500	1,589	-6

ANIMAL HEALTH	2,314	2,149	8	726	628	16	1,588	1,521	4
Livestock	1,386	1,282	8	284	261	9	1,102	1,021	8
Companion Animals	928	867	7	442	367	20	486	500	-3

Other Revenues (8)	281	303	-8	61	98	-38	220	206	7

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $3,574 million and $3,924 million on a global basis for June YTD 2020 and 2019, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $2,772 million and $2,882 million on a global basis for June YTD 2020 and 2019, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2020			2019						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q
TOTAL PHARMACEUTICAL	$10,655	$9,679	$20,334	$9,663	$10,460	$20,123	$11,095	$10,533	$41,751	-7

United States (1)	4,714	4,270	8,984	4,215	4,807	9,022	5,180	4,751	18,953	-11
% Pharmaceutical Sales	44.2%	44.1%	44.2%	43.6%	46.0%	44.8%	46.7%	45.1%	45.4%
Europe (2)	2,543	2,196	4,739	2,335	2,301	4,636	2,304	2,373	9,314	-5
% Pharmaceutical Sales	23.9%	22.7%	23.3%	24.2%	22.0%	23.0%	20.8%	22.5%	22.3%
China	846	811	1,657	725	745	1,470	898	773	3,141	9
% Pharmaceutical Sales	7.9%	8.4%	8.1%	7.5%	7.1%	7.3%	8.1%	7.3%	7.5%
Japan	789	847	1,636	779	900	1,679	894	921	3,494	-6
% Pharmaceutical Sales	7.4%	8.8%	8.0%	8.1%	8.6%	8.3%	8.1%	8.7%	8.4%
Asia Pacific (other than China and Japan)	613	555	1,168	642	606	1,248	638	614	2,500	-9
% Pharmaceutical Sales	5.8%	5.7%	5.7%	6.6%	5.8%	6.2%	5.8%	5.8%	6.0%
Eastern Europe/Middle East/Africa	490	416	905	343	388	731	423	423	1,577	7
% Pharmaceutical Sales	4.6%	4.3%	4.5%	3.6%	3.7%	3.6%	3.8%	4.0%	3.8%
Latin America	419	399	818	427	523	950	534	429	1,914	-24
% Pharmaceutical Sales	3.9%	4.1%	4.0%	4.4%	5.0%	4.7%	4.8%	4.1%	4.6%
Canada	212	160	372	177	179	356	211	216	783	-11
% Pharmaceutical Sales	2.0%	1.7%	1.8%	1.8%	1.7%	1.8%	1.9%	2.0%	1.9%
Other (1)	29	25	55	20	11	31	13	33	75	127
% Pharmaceutical Sales	0.3%	0.3%	0.3%	0.2%	0.1%	0.2%	0.1%	0.3%	0.2%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Alliance revenue related to Adempas attributable to the United States has been reclassified from Other.

(2) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET	2Q20	2Q19	June YTD 2020	June YTD 2019
Interest income	$(14)	$(75)	$(39)	$(164)
Interest expense	209	233	421	442
Exchange losses	24	27	78	128
Income from investments in equity securities, net (1)	(551)	(58)	(603)	(32)
Net periodic defined benefit plan (credit) cost other than service cost	(80)	(140)	(170)	(281)
Other, net	22	153	(5)	234
Total	$(390)	$140	$(318)	$327

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while ownership interests in investment funds are accounted for on a one quarter lag.